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                                                                     EXHIBIT 10R
                                  AMENDMENT TO
                        1992 EMPLOYEE STOCK PURCHASE PLAN
                          (AS AMENDED THROUGH MAY 1999)


         This document is an amendment to the 1992 Employee Stock Purchase Plan of Computer Network Technology Corporation (the "Company") as amended through May, 1999.

         WITNESSETH:

         WHEREAS, the Company has previously adopted the 1992 Employee Stock Purchase Plan (the "Plan"); and

         WHEREAS, the Plan has previously been amended; and

         WHEREAS, Section 16 of the Plan permits the Board of Directors to amend the Plan; and

         WHEREAS, at its March 19, 2001 meeting the Board of Directors approved amendments to the Plan.

         NOW, THEREFORE, in consideration of the premises, the 1992 Employee Stock Purchase Plan (as amended through May 1999) is further amended effective for Purchase Periods beginning on or after June 1, 2001 as follows:

         1. Section 6.2 is amended by deleting the second sentence of said Section and inserting in lieu thereof the following: "An Eligible Employee may elect withholding from Compensation in any whole percentage from 0% to 10% without distinction between Base Compensation and Incentive Compensation."

         2. Section 6.2 is further amended by substituting the dollar and amount of "$5,000" for the dollar and amount of "$2,500" where they appear in the third sentence of said Section.

         3. Except as amended hereby, the Plan shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the 19th day of March, 2001.

                                   COMPUTER NETWORK TECHNOLOGY CORPORATION



                                    By /s/Gregory T. Barnum
                                    -----------------------
                                    Its Chief Financial Officer
                                    ---------------------------